                                                                    Exhibit 10.5


                         AMENDMENT AND WAIVER AGREEMENT


THIS AMENDMENT AND WAIVER AGREEMENT (this "Agreement"), effective as of August 1, 2004, is entered into by and among MERCATOR MOMENTUM FUND, L.P., a California limited partnership ("MMF"), MERCATOR MOMENTUM FUND III, L.P., a California limited partnership ("MMFIII"), MERCATOR FOCUS FUND, L.P., a California limited partnership ("MFF" and together with MMF and MMFIII, the "Lenders" and each of them, a "Lender"), MERCATOR ADVISORY GROUP, LLC, as Agent for Lenders ("Agent"), and PRESIDION SOLUTIONS, INC., a Florida corporation ("Company"), and PRESIDION CORPORATION, formerly known as MediaBus Networks, Inc., a Florida corporation ("Parent" and together with Company, the "Borrowers" and each, a "Borrower"), as with reference to the following facts:

                                    RECITALS


A. Borrowers have issued, on a joint and several basis, that certain 6.5% Secured Convertible Debenture due February 12, 2004 in the original principal amount of $1,560,000 in favor of MFF (as amended from time to time, the "MFF Debenture").

B. Borrowers have issued, on a joint and several basis, that certain 6.5% Secured Convertible Debenture due February 12, 2004 in the original principal amount of $240,000 in favor of MMF (as amended from time to time, the "MMF Debenture").

C. Borrowers have issued, on a joint and several basis, that certain 6.5% Secured Convertible Debenture due February 12, 2004 in the original principal amount of $200,000 in favor of MMFIII (as amended from time to time, the "MMFIII Debenture" and together with the MFF Debenture and the MMF Debenture, the "Debentures").

D.      Borrowers have defaulted (such Defaults, the "Existing Defaults"):

           (1) under Section 3(a)(ii) of each of the Debentures, by reason of the fact that Parent has failed to file the Underlying Share Registration Statement with the Commission within sixty days of the Original Issue Date;

           (2) under Section 3(a)(viii) of each of the Debentures, by reason of the fact that the Underlying Share Registration Statement has not been declared effective by the Commission on or prior to the one hundred and fiftieth day of the Original Issue Date; and,

           (3) under Section 3(a)(i) of each of the Debentures, by reason of the fact the principal has not been paid as of the Maturity Date set forth therein.

E.      Borrowers have requested that Agent and Lenders:


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



        (1) forbear from exercising their available default rights and remedies under the Debentures and applicable law in response to the Existing Defaults;

        (2)    waive the Existing Defaults; and

        (3)    amend each of the Debentures as set forth below.

F. Agent and Lenders are willing to provide Borrowers with the foregoing accommodations on the terms and conditions hereinafter set forth.

                                    AGREEMENT

NOW, THEREFORE, the parties hereby agree as follows:

1. Defined Terms. All initially capitalized terms used in this Agreement (including, without limitation, in the Recitals hereto) shall have the respective meanings specified in the Debentures.

2. Amendment to Debentures. Each of the Debentures is hereby amended as follows:

        (a) by amending and restating Section 3(a)(ii) of such Debenture, in full as follows:

               "(ii) the Parent shall fail to file the Underlying Shares Registration Statement with the Commission on or prior to January 3, 2005,"

        (b) by amending and restating Section 3(a)(viii) of such Debenture, in full as follows:

               "(viii)an Underlying Shares Registration Statement (as defined in
               Section 5) shall not have been declared effective by the Commission (as defined in Section 5) on or prior to January 31, 2005. The Company and the Parent shall each use their best efforts and all available resources to have the Underlying Shares Registration Statement declared effective by the Commission on or prior to January 31, 2005,"

        (c) by amending and restating all references to the Maturity Date to read as follows:

               "January 3, 2005"

3. Waiver. Agent and Lenders hereby waive, on a one-time basis, the Existing Defaults provided that such waiver shall not constitute a waiver of:

        (a) any future breach of Sections 3(a)(ii) or 3(a)(viii) of any of the Debentures; or

        (b) any other term, condition, covenant, representation or warranty contained in any Debenture or any future breach thereof.

4. Condition Precedent. The effectiveness of this Agreement shall be subject to the prior satisfaction of each of the following conditions:

        (a) Agreement. Agent shall have received this Agreement, duly executed by each of the Lenders and the Borrowers.

        (b) Consent and Amendment Agreement of Guarantors. Each of the Company, Craig A. Vanderburg, John W. Burcham II and James E. Baiers (the "Guarantors") shall have executed the Consent and Amendment Agreement of Guarantors in the form attached hereto as Exhibit "A".

        (c) Waiver and Amendment Fee. Borrowers shall have paid the Waiver and Amendment Fee to Agent in immediately available funds.

5. Waiver and Amendment Fee. In consideration of Agent's and Lenders' agreement to enter into this Agreement and provide Borrowers with the accommodations provided hereunder Borrowers shall, concurrent with the execution of this Agreement, pay to the Agent on behalf of the Lenders a monthly fee, payable on the first of each calendar month commencing September 1, 2004 and continuing thru January 3, 2005 in the amount of $8,572.00 per month (the "Waiver and Amendment Fee") which shall be fully-earned when paid and nonrefundable. The amount of the Waiver and Amendment Fee accrued as of the date of this Agreement, $8,572.00, shall be due and payable immediately.

6. Redemption of Debentures. Borrowers shall immediately tender to Lenders a redemption payment with respect to the Debentures in an amount (a "Redemption Amount") equal to 50% of the net cash proceeds (after deduction of all reasonable transactional expenses) received by the Borrowers from each offering of their debt or equity securities, or from any loan transaction, following the date of this Agreement; provided that the Redemption Amount shall not exceed the redemption price of the then outstanding Debentures. The redemption price shall be 115% of the principal amount redeemed plus accrued interest. Subject to the Lenders' acceptance of any such tender, if the Redemption Amount equals or exceeds the redemption price of the then outstanding Debentures, then all of the Debentures shall be redeemed, while if the Redemption Amount is less than the redemption price for the then outstanding Debentures, then the Debentures shall be partially redeemed. All redemption payments shall be allocated ratably among the Debentures. The Borrowers' failure to immediately tender such a redemption payment with respect to the Debentures in accordance with the terms hereof shall constitute an Event of Default under each of the Debentures. Notwithstanding the foregoing, the Lenders may (in their sole and absolute discretion) refuse to accept any such tendered redemption payment. If the Lenders so refuse, the Debentures shall not be redeemed and will remain outstanding.

7. Reimbursement of Expenses. Borrowers shall be obligated, jointly and severally, to reimburse Agent and Lenders for any and all legal fees (including the reasonable legal fees of Agent and Lenders' outside counsel) and other expenses which are incurred by them in connection with the approval, documentation, negotiation and implementation of this Agreement or in connection with the Existing Defaults within 5 days of receiving demand therefor. The Borrowers' failure to timely reimburse such fees shall constitute an Event of Default under each of the Debentures.

8. Release. In consideration of the execution and delivery of this Agreement, and the forbearances and waivers requested of the Lenders, each Borrower hereby releases, remises and forever discharges Agent and Lenders, and each of them, and their respective officers, directors, employees, agents, affiliates and attorneys, without conditions precedent to effectiveness, from all actions and causes of action heretofore arising out of or related to the Debentures or any document, instrument or agreement executed in connection therewith or relating thereto, or the relationship of any Borrower to Agent or any Lender, in each case whether known or unknown to any Borrower as of the date hereof. Each Borrower acknowledges that it has been advised by legal counsel, to the extent that it has seen fit, and is familiar with and waives the provision of California Civil Code Section 1542, which provides as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

9. No Other Amendments; Reaffirmation of Debentures; No Defenses. Except as expressly amended hereby, the Debentures shall remain unaltered and in full force and effect. Each Borrower hereby reaffirms the Debentures and its obligations to Lenders thereunder. Each Borrower represents and warrants to Agent and Lenders that there are no outstanding Events of Default under any Debenture other than the Existing Defaults. Borrower acknowledges that Agent and Lenders have fully complied with their obligations under the Debentures and that Borrowers have no defenses to the validity, enforceability or binding effect of any of the Debentures.

10. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which, taken together, shall constitute but one and the same agreement.

11. Recitals. Each Borrower acknowledges and agrees that the Recitals set forth above are true and correct and are incorporated by reference herein.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws thereof.

13. Facsimile Transmission. Facsimile transmission of a signed original of this Amendment or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any other party hereto, each of the undersigned will confirm facsimile transmission by signing a duplicate original document.



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

IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first above written.

                             AGENT:

                             MERCATOR ADVISORY GROUP, LLC, as Agent for Lenders

                             By: /s/ Signature
                                 -------------
                             Name:
                                  -------------------------
                             Title: Portfolio Manager
                                    -----------------

                             LENDERS:

                             MERCATOR MOMENTUM FUND, L.P.

                             By: /s/ Signature
                                 -------------
                             Name:
                                  -------------------------
                             Title: Portfolio Manager
                                    -----------------

                             MERCATOR MOMENTUM FUND III, L.P.

                             By: /s/ Signature
                                 -------------
                             Name:
                                  -------------------------
                             Title: Portfolio Manager
                                    -----------------


                             MERCATOR FOCUS FUND, L.P.

                             By: /s/ Signature
                                 -------------
                             Name:
                                  -------------------------
                             Title: Portfolio Manager
                                    -----------------


                    (Signatures continued on following page)




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






                              BORROWERS:

                              PRESIDION CORPORATION,
                              a Florida corporation

                              By:  /s/ Craig A. Vanderburg
                                   -----------------------
                              Name:    Craig A. Vanderburg
                                       -------------------
                              Title:  CEO
                                      ---

                              PRESIDION SOLUTIONS, INC.,
                              a Florida corporation

                              By:  /s/ Craig A. Vanderburg
                                   -----------------------
                              Name:    Craig A. Vanderburg
                                       -------------------
                              Title:  CEO
                                      ---






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


                                   EXHIBIT "A"

                  CONSENT AND AMENDMENT AGREEMENT OF GUARANTORS

This Consent and Amendment Agreement of Guarantors (this "Agreement") is made as of May 5, 2004, by each of the undersigned (collectively, the "Guarantors" and each, a "Guarantor"), in favor of MERCATOR MOMENTUM FUND, L.P., a California limited partnership ("MMF"), MERCATOR MOMENTUM FUND III, L.P., a California limited partnership ("MMFIII"), MERCATOR FOCUS FUND, L.P., a California limited partnership ("MFF" and together with MMF and MMFIII, the "Lenders" and each of them, a "Lender") and MERCATOR ADVISORY GROUP, LLC, as Agent for Lenders ("Agent").

                                    RECITALS

A. Each Guarantor has executed a Payment Guaranty, dated as of February 11, 2003 (each, a "Guaranty" and collectively, the "Guaranties"), pursuant to which such Guarantor unconditionally guaranteed to Agent, for the benefit of the Lenders, the full payment of the Loan. All initially capitalized terms used in this Agreement but not defined shall have the respective meanings set forth in the Guaranties.

B. Concurrently herewith Borrowers are entering into an Amendment and Waiver Agreement dated the date hereof with Agent and Lenders (the "Amendment"), pursuant to which Agent and Lenders have agreed to waive the Existing Defaults (as defined in the Amendment) and to amend certain provisions of the Loan Documents, all as more fully set forth in the Amendment.

C. Guarantors are entering into this Agreement to induce the Lenders to enter into the Amendment.

                                    AGREEMENT

NOW, THEREFORE, Guarantors, Agent and Lenders agree as follows:

1.      Amendments to Guaranties.  Each Guaranty is hereby amended as follows:

        (a) Mercator Momentum Fund III, L.P., a California limited partnership shall be a party to and a "Lender" under each Guaranty. For greater certainty, the term "Lenders" shall mean, collectively, Mercator Momentum Fund, L.P., a California limited partnership, Mercator Momentum Fund III, L.P., a California limited partnership, and Mercator Focus Fund, L.P., a California limited partnership and the term "Lender" shall mean any of them.

        (b) Recital "A" to each Guaranty is hereby amended and restated in full as follows:

               "A. Guarantor is executing this Guaranty to induce Lenders to make three separate loans (defined, together in Section 2 as the "Loan") to Presidion Corporation, formerly known as MediaBus Networks, Inc., a Florida corporation, and Presidion Solutions, Inc., a Florida corporation (each a

               "Borrower" and together, "Borrowers"), in the aggregate principal amount of Two Million Dollars ($2,000,000.00)."

2.      Reaffirmation of Guaranties.  Each Guarantor hereby:

        (a) ratifies and reaffirms all provisions, terms, covenants, and waivers set forth in its respective Guaranty, as amended hereby as of the date hereof; and

        (b) agrees that its respective Guaranty, as amended hereby, constitutes a valid, binding obligation of such Guarantor, enforceable according to its terms, for which there is no offset, counterclaim, dispute, or defense of any kind or nature.

3. Consent to Amendment. Each Guarantor hereby acknowledges it has received copies of, and consents to, the Amendment and the documents, instruments and agreements executed in connection therewith and agrees that its respective Guaranty shall remain in full force and effect, without waiver or modification (except as amended hereby), notwithstanding the execution and performance of the Amendment and the documents, instruments and agreements executed in connection therewith. Each Guarantor hereby agrees that the execution of this Agreement is not necessary for the continued validity and enforceability of its respective Guaranty, but it is executed to induce the Lenders to enter into the Amendment.

4. Facsimile Transmission. Facsimile transmission of a signed original of this Agreement or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of the Lenders, or any of them, each of the undersigned will confirm facsimile transmission by signing a duplicate original document.


                              PRESIDION SOLUTIONS, INC.,
                              a Florida corporation

                              By:  /s/ Craig A. Vanderburg
                                   -----------------------
                              Name:    Craig A. Vanderburg
                                       -------------------
                              Title: Pres / CEO
                                     ----------

                              /s/ Craig A. Vanderburg
                              -----------------------
                              CRAIG A. VANDERBURG


                    (Signatures continued on following page)

                              /s/ John W. Burcham II
                              ----------------------
                              JOHN W. BURCHAM II



                              /s/ James E. Baiers
                              -------------------
                              JAMES E. BAIERS





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